FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2012
FINANCIAL EXPENSES , NET [Abstract]
FINANCIAL EXPENSES , NET
NOTE 13:-	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2012	2011	2010

Bank charges	$1,331	$1,179	$950
Interest expense	794	1,765	1,744
Change in fair value of derivative and embedded derivative	64	(992)	1,207
Exchange rate (gain) loss, net	(608)	2,204	395

Total expenses	1,581	4,156	4,296
Interest income	(117)	(431)	(416)

Total financial expenses , net	$1,464	$3,725	$3,880